Fairlead Tactical Sector ETF (TACK)

A Series of Capitol Series Trust (the “Trust”)

Listed on the NYSE Arca, Inc.

Supplement dated April 14, 2025, to the

Prospectus and Statement of Additional Information ("SAI"),

each dated May 30, 2024, and the Prospectus Supplement dated October 10, 2024

This Supplement provides new and additional information, and should be read in conjunction with the Fund's Prospectus and SAI.

Investment Adviser Change of Control

Cary Street Partners Asset Management LLC (the “Adviser” or “CSPAM”), the investment adviser to the Fairlead Tactical Sector ETF (TACK) (the “Fund”), has announced that its parent company and 100% owner, Cary Street Partners Financial LLC (“CSPF”), has entered into an agreement to sell a majority ownership interest in CSPF to private equity funds managed by CIVC Partners, LP (“CIVC”). CIVC is a Chicago-based institutional investment firm that focuses on investing in middle-market companies. In a transaction that is expected to close in the third quarter of 2025 (the “Transaction”), CIVC will invest in CSPF through parallel investment vehicles of CIVC Partners Fund VII, a private equity fund for which CIVC and its affiliate serve as the general partner and investment manager. It is anticipated that upon consummation of the Transaction, CIVC Partners Fund VII will have voting control of, and an approximately 60% indirect ownership in, the Adviser.

The Adviser does not expect any change in the Fund’s daily business operations or investment personnel as a result of the Transaction. It is anticipated that CSPAM will continue to serve as the Fund’s investment adviser following the Transaction. In that capacity, it will continue to be responsible for providing general investment advice and guidance to the Fund, subadviser oversight, research support, compliance/compliance oversight services, proxy voting, record-keeping and other administrative services, and, from its own profits and resources, marketing and distribution support for the Fund. The Fund’s fee arrangements will remain unchanged, with the Adviser continuing to be responsible for paying all other regular and recurring expenses of the Fund such as the costs of various third-party services required by the Fund, including administration, certain custody, audit, legal, transfer agency, and printing costs, so that total annual Fund expenditures for the Adviser’s management fee and these expenses remain at 0.59% of the Fund’s average daily net assets.

It is also anticipated that Fairlead Strategies, LLC (“Fairlead” or the “Subadviser”) will continue to serve as the Fund’s subadviser following the Transaction, and in that capacity, will provide the day-to-day management of the Fund’s portfolio using the same investment objective and strategies that it has employed since the Fund’s inception. Katherine Stockton, CMT, Fairlead’s founder and Managing Partner, is anticipated to continue to serve as the Fund’s portfolio manager.

Approval of Investment Advisory and Investment Subadvisory Agreements

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement for an SEC-registered fund automatically terminates upon its “assignment”, a term that is defined to include a typical change of control of the adviser. Because of the anticipated changes in the indirect ownership of the Adviser that will result from the Transaction, the Transaction will constitute a deemed

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“assignment” for purposes of the 1940 Act, resulting in the immediate termination of the current investment advisory agreement between the Adviser and the Trust on behalf of the Fund upon closing of the Transaction. In addition, because the current subadvisory agreement between CSPAM and Fairlead terminates automatically when the Adviser’s current investment advisory agreement with the Trust terminates, the current subadvisory agreement will also terminate immediately upon consummation of the Transaction.

Section 15(a) of the 1940 Act requires that investment advisory and subadvisory agreements for an SEC-registered fund be approved by a majority of the outstanding voting securities of such fund. Consequently, in order for the Fund to continue to operate in the same advisory/subadvisory structure that it currently utilizes with the newly constituted ownership structure of the Adviser following the closing of the Transaction, Fund shareholders will be required to approve both a new advisory agreement with the Fund’s Adviser and a new subadvisory agreement for the Fund’s Subadviser. However, in situations such as this, Rule 15a-4 under the 1940 Act allows a registered fund to temporarily continue receiving investment advisory services without shareholder approval of a new advisory agreement for up to 150 days after its advisory contract ends due to a change in control of the adviser, provided that the fund’s board, including a majority of independent trustees, approve the interim agreement. The advisory fees earned during the period in which the interim agreement is in place must be held in escrow and may be partially or fully refunded if shareholders ultimately reject the new advisory and subadvisory agreements. Rule 15a-4 is meant to ensure continuity of management while protecting shareholder interests by ensuring that shareholders have a say when an adviser or firm managing their investments changes significantly. Prior to the end of the 150-day period, a shareholder meeting will be scheduled for shareholders to consider and vote on whether to approve the new advisory agreement. The interim advisory agreement will terminate upon the earlier of (1) the expiration of the 150-day interim term; or (2) shareholder approval of the new advisory agreement. While Fairlead’s subadvisory agreement with CSPAM with respect to the Fund will terminate when CSPAM’s advisory agreement with the Fund terminates because of a change in control of the Adviser, and not as a result of a change of control at Fairlead, the Fund will follow the same processes for approving the interim and new subadvisory agreements with Fairlead.

In anticipation of the proposed Transaction, the Trust’s Board of Trustees, at its March 11, 2025 quarterly in person meeting in Columbus Ohio, after having requested, received and reviewed relevant information from CSPAM, Fairlead and the Trust’s Administrator, considered and approved the following: (1) an interim investment advisory agreement between the Adviser and the Trust on behalf of the Fund, with a maximum duration of 150 days from the date the Transaction closes (“Interim Advisory Agreement”); (2) an interim investment subadvisory agreement between the Adviser and the Subadviser, with a maximum duration of 150 days from the date the Transaction closes (“Interim Subadvisory Agreement”); (3) a new investment advisory agreement between the Adviser and the Trust on behalf of the Fund, with an initial two year term (the “New Advisory Agreement”); and (4) a new investment subadvisory agreement between the Adviser and the Subadviser, with an initial two year term (“New Subadvisory Agreement”). But for terms relating to Rule 15a-4 included in the interim agreements, the terms of all these agreements are substantially the same as their predecessor agreements, including with respect to fees and expenses borne by the Fund. It is anticipated that the New Advisory Agreement and New Subadvisory Agreement will be submitted to the shareholders of the Fund for their approval at a meeting called for that purpose in the third quarter of 2025. The Fund anticipates that a proxy statement, a notice of the shareholder meeting and a proxy ballot with more information regarding the Transaction and the New Advisory Agreement will be transmitted to shareholders of the Fund approximately six weeks before the scheduled Shareholder Meeting.

This Supplement and the Fund’s Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference.

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